                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                           January 22, 2010
                           ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 21, 2010



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On January 21, 2010 Westamerica Bancorporation announced earnings for the fourth quarter of 2009. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
January 22, 2010

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         January 21, 2010

FOR IMMEDIATE RELEASE

January 21, 2010


WESTAMERICA BANCORPORATION FOURTH
QUARTER 2009 FINANCIAL RESULTS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC) earned net income applicable to common shareholders of $23.3 million, or $0.79 per diluted common share ("EPS"), for the three months ended December 31, 2009. During the fourth quarter 2009, Westamerica redeemed $42 million in preferred stock requiring accelerated discount accretion of $517 thousand, which reduced EPS $0.02.
For the third quarter 2009, Westamerica earned net income applicable to common shareholders of $23.8 million, or $0.81 EPS. During the third quarter 2009, Westamerica also redeemed $42 million in preferred stock requiring accelerated discount accretion of $538 thousand, which reduced EPS $0.02. Also during the third quarter, Westamerica eliminated $587 thousand in tax reserves due to a lapse in the statute of limitations, which reduced tax provisions and increased EPS $0.02. Fourth quarter 2009 results represents a 19 percent return on common shareholders' equity.

"Westamerica's net interest margin remained steady at 5.50 percent. With checking and savings deposits representing 75 percent of our total deposits, Westamerica has maintained a low 0.40 percent cost of funding our loan and investment portfolios. The risk profile of our loan portfolio is significantly reduced as loss-sharing agreements with the Federal Deposit Insurance Corporation cover 28 percent of our loan portfolio. The credit quality of the non-FDIC covered loans remained relatively stable with non-covered non-performing assets declining $4 million during the quarter," said Chairman, President and CEO David Payne. "Our quality balance sheet, healthy profitability and 14.5 percent total regulatory capital ratio distinguish Westamerica as a safe and sound bank," added Payne.

Westamerica generated net income applicable to common equity of $121 million, or $4.14 EPS, during 2009. Results for this period include a $28.3 million net of tax gain from the acquisition of assets and assumption of liabilities of County Bank. Westamerica generated net income applicable to common shareholders of $60 million, or $2.04 EPS, during 2008. Results for 2008 include a $5.7 million gain on the sale of VISA common stock resulting from VISA's initial public offering ("IPO"), and $2.3 million in reduced expenses as known litigation contingencies were satisfied as a part of the VISA IPO. EPS was increased $0.16 due to transactions recognized as a result of the VISA IPO. Results for 2008 also include $36 million in losses, net of tax, recognized as a result of the decline in value of securities, which reduced EPS by $1.24. Also, in 2008 the Company recorded a $1.0 million reduction in its tax provision primarily due to filing its 2007 tax return and adjusting tax estimates to actual amounts included in the filed tax return, which increased EPS by $0.03.

Net interest income on a fully-taxable equivalent basis ("FTE") totaled $58.9 million in the fourth quarter 2009, compared to $61.6 million in the third quarter 2009, and $49.9 million in the fourth quarter 2008. For the years 2009 and 2008, net interest income (FTE) totaled $242.2 million and $196.3 million, respectively. Net interest income increased in 2009 compared to 2008 due to acquired assets and a higher net interest margin. The net interest margin has improved due to a decline in interest rates paid on deposits and other borrowings used to fund loans and investment securities.

The provision for credit losses was $3.3 million for the fourth quarter 2009, compared to $2.8 million for the previous quarter. For the years 2009 and 2008, the provision for credit losses was $10.5 million and $2.7 million, respectively. The increased provision for credit losses was due to an increase in net loan losses during 2009.

Non-interest income for the fourth quarter 2009 was $15.7 million compared to $16.0 million in the prior quarter.

Non-interest expense for the fourth quarter 2009 was $32.8 million compared to $35.2 million in the prior quarter. Personnel, occupancy and equipment expenses have declined following the August 2009 systems integrations and branch consolidations related to the acquired County Bank.

Non-performing assets not covered by FDIC loss-sharing agreements were $33 million at December 31, 2009, reduced $4 million from $37 million at September 30, 2009. Annualized net loan losses on non-FDIC covered loans as a percentage of average non-FDIC covered loans were 0.88 percent and 0.56 percent during the fourth and third quarters of 2009, and 0.60 percent and 0.44 percent during 2009 and 2008, respectively. Fourth quarter 2009 net charge-offs include a $1.6 million commercial loan charge-off related to a customer engaged in the real estate industry. The reserve for loan losses to non-FDIC covered loans was 1.86 percent at December 31, 2009 and 1.88 percent at September 30, 2009.

Common shareholders' equity was $505 million at December 31, 2009 compared to $494 million at September 30, 2009. At December 31, 2009, total regulatory capital ratios for Westamerica Bancorporation and its subsidiary bank, Westamerica Bank, were 14.5 percent and 14.9 percent, respectively, exceeding the 10 percent requirement to be "well capitalized" under regulatory standards.

Westamerica Bancorporation, through its wholly owned subsidiary, Westamerica Bank, operates 99 branches and two trust offices throughout Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com
For additional information contact:
               Westamerica Bancorporation
               Robert A. Thorson  -  SVP & Chief Financial Officer
               707-863-6840

FORWARD-LOOKING INFORMATION:
---------------------------

This press release contains forward-looking statements about Westamerica Bancorporation for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "projected", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

These forward-looking statements are based on Management's current knowledge and belief and include information concerning the Company's possible or assumed future financial condition and results of operations. A number of factors, some of which are beyond the Company's ability to predict or control, could cause future results to differ materially from those contemplated. The Company's most recent quarterly report on Form 10-Q for the quarter ended September 30, 2009 and annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission describe some of these factors. These factors include but are not limited to (1) the length and severity of current difficulties in the national and California economies and the effects of federal and state government efforts to address those difficulties; (2) liquidity levels in capital markets; (3) fluctuations in asset prices including, but not limited to, stocks, bonds, real estate, and commodities; (4) the effect of acquisitions and integration of acquired businesses including the recently acquired County Bank; (5) economic uncertainty created by terrorist threats and attacks on the United States, the actions taken in response, and the uncertain effect of these events on the national and regional economies; (6) changes in the interest rate environment; (7) changes in the regulatory environment; (8) competitive pressure in the banking industry; (9) operational risks including data processing system failures or fraud; (10) volatility of rate sensitive loans, deposits and investments; (11) asset/liability management risks and liquidity risks; and (12) changes in the securities markets. The Company undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

Forward-looking statements speak only as of the date they are made.

                                    #####

WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

1. Net Income Summary.


                                    (dollars in thousands except per-share amounts)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Net Interest Income
       (Fully Taxable Equivalent)       $58,949     $49,850        18.3%    $61,593        -4.3%   $242,218    $196,257        23.4%
 2 Provision for Loan Losses              3,300         900       266.7%      2,800        17.9%     10,500       2,700       288.9%
 3 Noninterest Income:
 4 Net Loss From Equity Securities            0      (3,269)       n/m            0        n/m            0     (56,955)        n/m
 5 FAS 141R Gain                              0           0        n/m            0        n/m       48,844           0         n/m
 6 Other                                 15,696      13,177        19.1%     15,961        -1.7%     63,167      54,899        15.1%
                                    ------------------------            ------------            ------------------------
 7 Total Noninterest Income (Loss)       15,696       9,908        n/m       15,961        -1.7%    112,011      (2,056)        n/m
 8 Noninterest Expense:
 9 VISA Litigation                            0           0        n/m            0        n/m            0      (2,338)        n/m
10 Other                                 32,836      26,166        25.5%     35,151        -6.6%    140,776     103,099        36.5%
                                    ------------------------            ------------            ------------------------
11 Total Noninterest Expense             32,836      26,166        25.5%     35,151        -6.6%    140,776     100,761        39.7%
                                    ------------------------            ------------            ------------------------
12 Income Before Taxes (FTE)             38,509      32,692        17.8%     39,603        -2.8%    202,953      90,740       123.7%
13 Income Tax Provision (FTE)            14,348      11,882        20.8%     14,346         0.0%     77,527      30,905       150.9%
                                    ------------------------            ------------            ------------------------
14 Net Income                            24,161      20,810        16.1%     25,257        -4.3%    125,426      59,835       109.6%
15 Preferred Stock Dividends
       and Discount Accretion               812           0        n/m        1,466       -44.6%      3,963           0         n/m
                                    ------------------------            ------------            ------------------------
16 Net Income Applicable
       to Common Equity                 $23,349     $20,810        12.2%    $23,791        -1.9%   $121,463     $59,835       103.0%
                                    ========================            ============            ========================

17 Average Common Shares Outstanding     29,205      28,884         1.1%     29,210        -0.0%     29,105      28,892         0.7%
18 Diluted Average Common Shares
       Outstanding                       29,471      29,218         0.9%     29,429         0.1%     29,353      29,273         0.3%

19 Operating Ratios:
20   Basic Earnings Per Common Share      $0.80       $0.72        11.1%      $0.81        -1.8%      $4.17       $2.07       101.4%
21   Diluted Earnings Per
        Common Share                       0.79        0.71        11.3%       0.81        -2.3%       4.14        2.04       102.9%
22   Return On Assets (annualized)         1.85%       2.04%                   1.86%                   2.39%       1.42%
23   Return On Common Equity
         (annualized)                      18.8%       20.6%                   19.7%                   25.8%       14.8%
24   Net Interest Margin (FTE)
         (annualized)                      5.50%       5.44%                   5.48%                   5.42%       5.13%
25   Efficiency Ratio (FTE)                44.0%       43.8%                   45.3%                   39.7%       51.9%

26 Dividends Paid Per Common Share        $0.35       $0.35         0.0%      $0.35         0.0%      $1.41       $1.39         1.4%
27 Common Dividend Payout Ratio              44%         49%                     43%                     34%         68%


2. Net Interest Income.


                                    (dollars in thousands)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)        $63,250     $54,442        16.2%    $66,093        -4.3%   $261,598    $229,500        14.0%
 2 Interest Expense                       4,301       4,592        -6.3%      4,500        -4.4%     19,380      33,243       -41.7%
                                    ------------------------            ------------            ------------------------
 3 Net Interest Income (FTE)            $58,949     $49,850        18.3%    $61,593        -4.3%   $242,218    $196,257        23.4%
                                    ========================            ============            ========================

 4 Average Earning Assets            $4,268,101  $3,654,966        16.8% $4,470,851        -4.5% $4,472,660  $3,822,665        17.0%
 5 Average Interest-Bearing
       Liabilities                    2,985,494   2,425,928        23.1%  3,094,081        -3.5%  3,136,144   2,568,016        22.1%

 6 Yield on Earning Assets (FTE)
         (annualized)                      5.90%       5.94%                   5.88%                   5.85%       6.00%
 7 Cost of Funds (annualized)              0.40%       0.50%                   0.40%                   0.43%       0.87%
 8 Net Interest Margin (FTE)
         (annualized)                      5.50%       5.44%                   5.48%                   5.42%       5.13%
 9 Interest Expense/Interest-Bearing
      Liabilities (annualized)             0.57%       0.75%                   0.58%                   0.62%       1.29%
10 Net Interest Spread (FTE)
         (annualized)                      5.33%       5.19%                   5.30%                   5.23%       4.71%


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

3. Loans & Other Earning Assets.


                                    (average volume, dollars in thousands)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Total Assets                      $5,007,341  $4,053,295        23.5% $5,072,866        -1.3% $5,086,637  $4,219,763        20.5%
 2 Total Earning Assets               4,268,101   3,654,966        16.8%  4,470,851        -4.5%  4,472,660   3,822,665        17.0%
 3 Total Loans                        3,124,583   2,399,741        30.2%  3,263,388        -4.3%  3,226,961   2,432,556        32.7%
 4   Commercial Loans                   848,704     586,245        44.8%    901,127        -5.8%    894,747     602,316        48.6%
 5   Commercial Real Estate Loans     1,265,086     819,645        54.3%  1,313,545        -3.7%  1,283,114     835,925        53.5%
 6   Consumer Loans                   1,010,793     993,851         1.7%  1,048,716        -3.6%  1,049,100     994,315         5.5%
 7 Total Investment Securities        1,143,518   1,255,225        -8.9%  1,207,463        -5.3%  1,245,699   1,390,109       -10.4%
 8   Available For Sale
         (Market Value)                 392,229     299,494        31.0%    405,304        -3.2%    407,498     402,131         1.3%
 9   Held To Maturity                   751,289     955,731       -21.4%    802,159        -6.3%    838,201     987,978       -15.2%
10       HTM Unrealized Gain at
             Period-End                   9,335         885         n/m      20,047         n/m       9,335         885         n/m

11 Loans / Deposits                        76.7%       77.0%                   79.0%                   79.3%       76.8%


4. Deposits &  Other Interest-Bearing Liabilities.


                                    (average volume, dollars in thousands)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Total Deposits                    $4,074,105  $3,115,989        30.7% $4,131,388        -1.4% $4,068,388  $3,166,450        28.5%
 2   Noninterest Demand               1,425,867   1,167,490        22.1%  1,371,124         4.0%  1,354,534   1,181,679        14.6%
 3   Interest-Bearing Transaction       669,519     533,746        25.4%    708,372        -5.5%    696,638     541,727        28.6%
 4   Savings                            979,973     742,897        31.9%    978,656         0.1%    951,457     759,829        25.2%
 5   Time greater than $100K            564,539     479,207        17.8%    581,681        -2.9%    607,642     489,326        24.2%
 6   Time less than $100K               434,207     192,649       125.4%    491,555       -11.7%    458,117     193,889       136.3%
 7 Total Short-Term Borrowings          310,739     450,778       -31.1%    307,266         1.1%    395,723     549,438       -28.0%
 8   Fed Funds Purchased                      0     325,275        n/m          870         n/m     107,732     411,488       -73.8%
 9   Other Short-Term Funds             310,739     125,503       147.6%    306,396         1.4%    287,991     137,950       108.8%
10 Long-Term Debt                        26,517      26,651        -0.5%     26,551        -0.1%     26,567      33,807       -21.4%
11 Shareholders' Equity                 514,497     401,598        28.1%    549,331        -6.3%    524,324     405,076        29.4%

12 Demand Deposits / Total Deposits        35.0%       37.5%                   33.2%                   33.3%       37.3%
13 Transaction & Savings Deposits
       / Total Deposits                    75.5%       78.4%                   74.0%                   73.8%       78.4%


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

5. Interest Yields Earned & Rates Paid.


                                    (dollars in thousands)
                                                   Q4'09                   Q3'09                   Q4'08
                                    ------------------------------------------------------------------------------------
                                      Average     Income/     Yield */    Yield*/     Average     Income/     Yield*/
                                       Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                    ------------------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)      $4,268,101     $63,250        5.90%       5.88% $3,654,966     $54,442        5.94%
 3   Total Loans (FTE)                3,124,583      47,694        6.06%       6.03%  2,399,741      37,063        6.14%
 4     Commercial Loans (FTE)           848,704      12,498        5.84%       5.76%    586,245       9,123        6.19%
 5     Commercial Real Estate Loans   1,265,086      21,119        6.62%       6.63%    819,645      14,471        7.02%
 6     Consumer Loans                 1,010,793      14,077        5.53%       5.49%    993,851      13,469        5.39%
 7   Total Investment Securities
        (FTE)                         1,143,518      15,556        5.44%       5.47%  1,255,225      17,379        5.54%

 8 Interest Expense Paid
 9   Total Earning Assets             4,268,101       4,301        0.40%       0.40%  3,654,966       4,592        0.50%
10   Total Interest-Bearing
        Liabilities                   2,985,494       4,301        0.57%       0.58%  2,425,928       4,592        0.75%
11   Total Interest-Bearing Deposits  2,648,238       3,024        0.45%       0.47%  1,948,499       3,571        0.73%
12     Interest-Bearing Transaction     669,519         238        0.14%       0.15%    533,746         252        0.19%
13     Savings                          979,973         803        0.33%       0.37%    742,897         763        0.41%
14     Time less than $100K             434,207         845        0.77%       0.67%    192,649       1,065        2.20%
15     Time greater than $100K          564,539       1,138        0.80%       0.86%    479,207       1,491        1.24%
16   Total Short-Term Borrowings        310,739         855        1.09%       1.04%    450,778         598        0.52%
17     Fed Funds Purchased                    0           0        0.00%       0.15%    325,275         415        0.50%
18     Other Short-Term Funds           310,739         855        1.09%       1.04%    125,503         183        0.58%
19   Long-Term Debt                      26,517         422        6.36%       6.36%     26,651         423        6.34%

20 Net Interest Income and Margin (FTE)             $58,949        5.50%       5.48%                $49,850        5.44%
   * Annualized


6. Noninterest Income.


                                    (dollars in thousands except per share amounts)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Service Charges on Deposit
       Accounts                          $9,376      $7,383        27.0%     $9,479        -1.1%    $36,392     $29,762        22.3%
 2 Merchant Credit Card Income            2,250       2,623       -14.2%      2,163         4.0%      9,068      10,525       -13.8%
 3 ATM Fees & Interchange                   901         685        31.5%        965        -6.7%      3,693       2,923        26.3%
 4 Debit Card Fees                        1,219         917        32.9%      1,267        -3.8%      4,875       3,769        29.3%
 5 Financial Services Commissions           163         141        15.7%        129        26.7%        583         830       -29.8%
 6 Mortgage Banking Income                   14          19       -24.6%         26       -46.5%         82         125       -33.8%
 7 Trust Fees                               373         255        46.4%        319        16.8%      1,429       1,227        16.4%
 8 Other Income                           1,400       1,154        21.3%      1,613       -13.2%      7,045       5,738        22.8%
                                    ------------------------            ------------            ------------------------
 9 Sub-total                             15,696      13,177        19.1%     15,961        -1.7%     63,167      54,899        15.1%
10 Net Loss From Equity Securities            0      (3,269)       n/m            0        n/m            0     (56,955)        n/m
11 FAS 141R Gain                              0           0        n/m            0        n/m       48,844           0         n/m
                                    ------------------------            ------------            ------------------------
12 Total Noninterest Income (Loss)      $15,696      $9,908        58.4%    $15,961        -1.7%   $112,011     ($2,056)        n/m
                                    ========================            ============            ========================
13 Operating Ratios:
14    Total Revenue (FTE)               $74,645     $59,758        24.9%    $77,554        -3.7%   $354,229    $194,201        82.4%
15    Noninterest Income / Revenue
         (FTE)                             21.0%       16.6%                   20.6%                   31.6%       n/m
16    Service Charges / Avg. Deposits
          (annualized)                     0.91%       0.94%                   0.91%                   0.89%       0.94%
17    Total Revenue Per Avg.
         Common Share (annualized)       $10.14       $8.23        23.2%     $10.53        -3.7%     $12.17       $6.72        81.1%


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

7. Noninterest Expense.


                                    (dollars in thousands)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Salaries & Benefits                  $15,170     $12,823        18.3%    $16,402        -7.5%    $65,391     $51,492        27.0%
 2 Occupancy                              3,917       3,405        15.0%      4,008        -2.3%     18,748      13,703        36.8%
 3 Equipment                              1,240         976        27.1%      1,789       -30.7%      5,859       3,801        54.2%
 4 Outsourced Data Processing             2,260       2,117         6.7%      2,258         0.1%      9,000       8,440         6.6%
 5 Courier                                  927         835        11.1%        989        -6.2%      3,808       3,322        14.6%
 6 Postage                                  540         346        56.3%        576        -6.3%      2,110       1,487        41.8%
 7 Telephone                                490         344        42.2%        622       -21.3%      1,977       1,368        44.5%
 8 Professional Fees                      1,003         920         9.0%        913         9.9%      3,583       2,624        36.5%
 9 Stationery & Supplies                    364         334         9.2%        450       -19.0%      1,555       1,170        33.0%
10 Loan Expense                             342         258        32.4%        491       -30.2%      2,031         911       123.0%
11 Operational Losses                       295         352       -16.2%        242        21.7%        953         845        12.7%
12 Amortization of Identifiable
       Intangibles                        1,646         788       108.8%      1,671        -1.5%      6,697       3,221       107.9%
13 FDIC Insurance Assessment              1,440         159        n/m        1,442        -0.2%      6,260         518         n/m
14 Other Operating                        3,202       2,509        27.6%      3,298        -2.9%     12,804      10,197        25.6%
                                    ------------------------            ------------            ------------------------
15 Sub-total                             32,836      26,166        25.5%     35,151        -6.6%    140,776     103,099        36.5%
16 VISA Litigation                            0           0        n/m            0        n/m            0      (2,338)        n/m
                                    ------------------------            ------------            ------------------------
17 Total Noninterest Expense            $32,836     $26,166        25.5%    $35,151        -6.6%   $140,776    $100,761        39.7%
                                    ========================            ============            ========================

18 Average (Avg.) Full Time
       Equivalent Staff                   1,056         886        19.2%      1,086        -2.8%      1,115         891        25.1%
19 Avg. Assets /  Avg. Full Time
       Equivalent Staff                  $4,742      $4,575         3.6%     $4,671         1.5%     $4,562      $4,736        -3.7%
20 Operating Ratios:
21    FTE Revenue / Avg. Full Time
         Equiv. Staff (annualized)         $280        $268         4.5%       $283        -1.1%       $318        $218        45.9%
22    Noninterest Expense / Avg.
         Earning Assets (annualized)       3.05%       2.85%                   3.12%                   3.15%       2.64%
23    Noninterest Expense /
         FTE Revenues                      44.0%       43.8%                   45.3%                   39.7%       51.9%


8. Provision for Loan Losses.


                                    (dollars in thousands)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Average Total Loans               $3,124,583  $2,399,741        30.2% $3,263,388        -4.3% $3,226,961  $2,432,556        32.7%
 2 Avg. Total Covered Loans (1)        $889,101          $0        n/m     $974,057        -8.7%   $897,942          $0         n/m
 3 Avg. Total Non-Covered Loans      $2,235,482  $2,399,741        -6.8% $2,289,331        -2.4% $2,329,019  $2,432,556        -4.3%

 4 Non-Covered Loans:
 5 Provision for Loan Losses             $3,300        $900       266.7%     $2,800        17.9%    $10,500      $2,700       288.9%
 6 Gross Loan Losses                      6,533       6,881        -5.1%      3,870        68.8%     17,267      12,413        39.1%
 7 Net Loan Losses                        4,940       6,527       -24.3%      3,239        52.5%     13,927      10,736        29.7%
 8 Recoveries / Gross Loan Losses            24%          5%                     16%                     19%         14%
 9 Net Loan Losses / Avg.
       Non-Covered Loans (a)               0.88%       1.08%                   0.56%                   0.60%       0.44%
10 Provision for Loan Losses / Avg.
       Non-Covered Loans (a)               0.59%       0.15%                   0.49%                   0.45%       0.11%
11 Provision for Loan Losses /
       Net Loan Losses                     66.8%       13.8%                   86.4%                   75.4%       25.1%

(1) Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement.
     Covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(a) annualized


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

9. Credit Quality.


                                    (dollars in thousands)
                                                             12/31/09 /              12/31/09 /
                                      12/31/09    12/31/08    12/31/08    9/30/09     9/30/09     6/30/09     3/31/09     9/30/08
                                    ------------------------------------------------------------------------------------------------
 1 Non-Covered Nonperforming Loans:
 2 Nonperforming Nonaccrual Loans       $19,837      $8,883       123.3%    $31,352       -36.7%    $29,603     $10,943     $12,132
 3 Performing Nonaccrual Loans               25       1,143       -97.8%         61       -59.0%         26          27          73
                                    ------------------------            ------------            ------------------------------------
 4 Total Nonaccrual Loans                19,862      10,026        98.1%     31,413       -36.8%     29,629      10,970      12,205
 5 Accruing Loans 90+ Days Past Due         800         755         6.0%      1,212       -34.0%        614         777         363
                                    ------------------------            ------------            ------------------------------------
 6 Total Non-Covered
       Nonperforming Loans               20,662      10,781        91.7%     32,625       -36.7%     30,243      11,747      12,568

 7 Non-Covered Repossessed Loan
       Collateral                        12,642       3,505       260.7%      4,319       192.8%      4,715       4,756         814
                                    ------------------------            ------------            ------------------------------------
 8 Total Non-Covered
       Nonperforming Loans               33,304      14,286       133.1%     36,944        -9.9%     34,958      16,503      13,382
                                    ------------------------            ------------            ------------------------------------
 9 Covered Nonperforming Loans (1):
10 Nonperforming Nonaccrual Loans        66,965           0        n/m       53,255        25.7%     65,910      34,437           0
11 Performing Nonaccrual Loans           18,183           0        n/m       26,277       -30.8%     16,901       3,632           0
                                    ------------------------            ------------            ------------------------------------
12 Total Nonaccrual Loans                85,148           0        n/m       79,532         7.1%     82,811      38,069           0
13 Accruing Loans 90+ Days Past Due         210           0        n/m          935       -77.5%      8,622       9,866           0
                                    ------------------------            ------------            ------------------------------------
14 Total Covered Nonperforming
       Loans (1)                         85,358           0        n/m       80,467         6.1%     91,433      47,935           0

15 Covered Repossessed Loan
       Collateral (1)                    23,297           0        n/m       18,740        24.3%     13,691      13,391           0
                                    ------------------------            ------------            ------------------------------------
16 Total Covered Nonperforming
       Assets (1)                       108,655           0        n/m       99,207         9.5%    105,124      61,326           0
                                    ------------------------            ------------            ------------------------------------
16 Total Nonperforming Assets          $141,959     $14,286        n/m     $136,151         4.3%   $140,082     $77,829     $13,382
                                    ========================            ============            ====================================
17 Non-Covered Classified Loans         $57,241     $34,028        68.2%    $66,810       -14.3%    $53,359     $41,453     $38,070
18 Covered Classified Loans (1)         181,516           0        n/m      174,583         4.0%    153,972     169,778           0
                                    ------------------------            ------------            ------------------------------------
19 Total Classified Loans              $238,757     $34,028        n/m     $241,393        -1.1%   $207,331    $211,231     $38,070
                                    ========================            ============            ====================================

20 Total Non-Covered Loans
       Outstanding                   $2,201,088  $2,382,426        -7.6% $2,267,130        -2.9% $2,322,005  $2,356,237  $2,408,704
21 Total Covered Loans
       Outstanding (1)                  855,301           0        n/m      932,656        -8.3%  1,031,643   1,089,071           0
                                    ------------------------            ------------            ------------------------------------
22 Total Loans Outstanding           $3,056,389  $2,382,426        28.3% $3,199,786        -4.5% $3,353,648  $3,445,308  $2,408,704
                                    ========================            ============            ====================================

23 Total Assets                      $4,975,501  $4,032,934        23.4% $4,971,159         0.1% $5,193,595  $5,428,865  $4,089,482

24 Non-Covered Loans:
25 Allowance for Loan Losses            $41,043     $44,470        -7.7%    $42,683        -3.8%    $43,122     $43,803     $50,097
26 Allowance/Non-Covered Loans             1.86%       1.87%                   1.88%                   1.86%       1.86%       2.08%
27 Non-Covered Nonperforming Loans/
      Non-Covered Loans                    0.94%       0.45%                   1.44%                   1.30%       0.50%       0.52%
28 Non-Covered Nonperforming Assets/
      Total Assets                         0.67%       0.35%                   0.74%                   0.67%       0.30%       0.33%
29 Allowance/Non-Covered
       Nonperforming Loans                  199%        412%                    131%                    143%        373%        399%
30 Covered Loans (1):
31 Fair Value Discount on Covered
       Loans                            $93,251         n/a                 $98,738                $114,276    $149,290         n/a
32 Discount/Covered Loans, gross           9.83%        n/a                    9.57%                   9.97%      12.06%        n/a
33 Covered Nonperforming Assets/
      Total Assets                         2.18%        n/a                    2.00%                   2.02%       1.13%        n/a
34 Fair Value Discount on Repossessed
       Loan Collateral                       $0         n/a                  $4,389                      $7     $11,178         n/a
35 Discount/Covered Repossessed
       Loan Collateral, gross              0.00%        n/a                   18.98%                   0.05%      45.50%        n/a

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a
     Loss-Sharing Agreement.  Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009



10.Capital.
                                    (dollars in thousands, except per-share amounts)
                                                             12/31/09 /              12/31/09 /
                                      12/31/09    12/31/08    12/31/08    9/30/09     9/30/09     6/30/09     3/31/09     9/30/08
                                    ------------------------------------------------------------------------------------------------
 1 Common Shareholders' Equity         $505,448    $409,852        23.3%   $494,383         2.2%   $476,620    $454,118    $399,128
 2 Preferred Shareholder's Equity             0           0        n/m       41,335        n/m       82,611      82,550           0
 3 Total Shareholders' Equity           505,448     409,852        23.3%    535,718        -5.7%    559,231     536,668     399,128
 4 Tier I Regulatory Capital            370,011     288,859        28.1%    394,283        -6.2%    421,048     394,829     278,117
 5 Total Regulatory Capital             406,339     324,455        25.2%    431,913        -5.9%    458,182     432,822     314,023

 6 Total Assets                       4,975,501   4,032,934        23.4%  4,971,159         0.1%  5,193,595   5,428,865   4,089,482
 7 Risk-Adjusted Assets               2,803,007   2,758,866         1.6%  2,866,814        -2.2%  2,890,291   2,993,229   2,790,304

 8 Total Shareholders' Equity /
       Total Assets                       10.16%      10.16%                  10.78%                  10.77%       9.89%       9.76%
 9 Total Shareholders' Equity /
       Total Loans                        16.54%      17.20%                  16.74%                  16.68%      15.58%      16.57%
10 Tier I Capital / Total Assets           7.44%       7.16%                   7.93%                   8.11%       7.27%       6.80%
11 Tier I Capital  / Risk-Adjusted
       Assets                             13.20%      10.47%                  13.75%                  14.57%      13.19%       9.97%
12 Total Capital / Risk-Adjusted
       Assets                             14.50%      11.76%                  15.07%                  15.85%      14.46%      11.25%
13 Tangible Common Equity Ratio            7.22%       7.01%                   6.95%                   6.26%       5.52%       6.62%
14 Common Shares Outstanding             29,208      28,880         1.1%     29,207         0.0%     29,214      28,874      28,895
15 Common  Equity Per Share              $17.31      $14.19        21.9%     $16.93         2.2%     $16.31      $15.73      $13.81
16 Market Value Per Common Share         $55.37      $51.15         8.3%     $52.00         6.5%     $49.61      $45.56      $57.53


17 Share Repurchase Programs


                                    (shares in thousands)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
18 Total Shares Repurchased /
       Canceled                              11          16       -32.1%          8        33.3%         41         719       -94.3%
19   Average Repurchase Price            $52.16      $50.74         2.8%     $50.45         3.4%     $47.62      $49.83        -4.4%
20 Net Shares (Issued) Repurchased           (1)         15         n/m           7         n/m        (328)        138         n/m


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

11.Period-End Balance Sheets.


                                    (unaudited, dollars in thousands)
                                                             12/31/09 /              12/31/09 /
                                      12/31/09    12/31/08    12/31/08    9/30/09     9/30/09     6/30/09     3/31/09     9/30/08
                                    ------------------------------------------------------------------------------------------------
 1 Assets:
 2   Cash and Money Market Assets      $361,577    $139,224       159.7%   $180,521       100.3%   $169,291    $149,566    $142,678

 3   Investment Securities
         Available For Sale             384,208     288,454        33.2%    391,644        -1.9%    407,127     436,343     304,871
 4   Investment Securities
         Held to Maturity               726,935     949,325       -23.4%    780,846        -6.9%    830,618     918,745     962,621

 5   Non-Covered Loans                2,201,088   2,382,426        -7.6%  2,267,130        -2.9%  2,322,005   2,356,237   2,408,704
 6   Allowance For Loan Losses          (41,043)    (44,470)       -7.7%    (42,683)       -3.8%    (43,122)    (43,803)    (50,097)
                                    ------------------------            ------------            ------------------------------------
 7   Non-Covered Loans, net           2,160,045   2,337,956        -7.6%  2,224,447        -2.9%  2,278,883   2,312,434   2,358,607
 8   Covered Loans, net (1)             855,301           0         n/m     932,656        -8.3%  1,031,643   1,089,071           0
                                    ------------------------            ------------            ------------------------------------
 9   Total Loans                      3,015,346   2,337,956        29.0%  3,157,103        -4.5%  3,310,526   3,401,505   2,358,607

10   Non-Covered Other Real Estate
       Owned                             12,642       3,505       260.7%      4,319       192.8%      4,715       4,756         814
11   Covered Other Real Estate Owned     23,297           0         n/m      18,740        24.3%     13,691      13,391           0
12   Premises and Equipment              38,098      27,351        39.3%     38,982        -2.3%     26,490      26,729      26,789
13   Identifiable Intangible Assets      35,667      15,208       134.5%     38,264        -6.8%     39,934      41,630      15,996
14   Goodwill                           121,699     121,699         0.0%    121,699         0.0%    121,699     121,699     121,702
15   Interest Receivable and
         Other Assets                   256,032     150,212        70.4%    239,041         7.1%    269,504     314,501     155,404
                                    ------------------------            ------------            ------------------------------------
16 Total Assets                      $4,975,501  $4,032,934        23.4% $4,971,159         0.1% $5,193,595  $5,428,865  $4,089,482
                                    ========================            ============            ====================================
17 Liabilities and Shareholders' Equity:
18   Deposits:
19     Noninterest Bearing           $1,428,432  $1,158,632        23.3% $1,377,215         3.7% $1,334,871  $1,353,696  $1,173,852
20     Interest-Bearing Transaction     669,004     525,153        27.4%    660,001         1.4%    716,706     730,153     518,944
21     Savings                          971,384     745,496        30.3%    962,823         0.9%    968,408     968,411     751,512
22     Time                             991,388     665,773        48.9%  1,024,587        -3.2%  1,137,152   1,204,021     685,480
                                    ------------------------            ------------            ------------------------------------
23   Total Deposits                   4,060,208   3,095,054        31.2%  4,024,626         0.9%  4,157,137   4,256,281   3,129,788
                                    ------------------------            ------------            ------------------------------------
24   Short-Term Borrowed Funds          227,178     457,275       -50.3%    222,030         2.3%    316,466     441,418     487,973
25   Federal Home Loan Bank Advances     85,470           0         n/m      85,904        -0.5%     86,338      86,772           0
25   Debt Financing and
         Notes Payable                   26,497      26,631        -0.5%     26,531        -0.1%     26,564      26,598      26,665
26   Liability For Interest, Taxes
         and Other                       70,700      44,122        60.2%     76,350        -7.4%     47,859      81,128      45,928
                                    ------------------------            ------------            ------------------------------------
27 Total Liabilities                  4,470,053   3,623,082        23.4%  4,435,441         0.8%  4,634,364   4,892,197   3,690,354
                                    ------------------------            ------------            ------------------------------------
28 Shareholders' Equity:
29   Preferred Stock                          0           0         n/m      41,335      -100.0%     82,611      82,550           0
30   Paid-In Capital                    368,732     354,674         4.0%    368,032         0.2%    367,840     356,326     354,537
31   Accumulated Other
         Comprehensive Income             3,714       1,040       257.0%      6,053       -38.6%      1,747       2,274         551
32   Retained Earnings                  133,002      54,138       145.7%    120,298        10.6%    107,033      95,518      44,040
                                    ------------------------            ------------            ------------------------------------
33 Total Common Equity                  505,448     409,852        23.3%    494,383         2.2%    476,620     454,118     399,128
                                    ------------------------            ------------            ------------------------------------
34 Total Shareholders' Equity           505,448     409,852        23.3%    535,718        -5.7%    559,231     536,668     399,128
                                    ------------------------            ------------            ------------------------------------
35 Total Liabilities and
       Shareholders' Equity          $4,975,501  $4,032,934        23.4% $4,971,159         0.1% $5,193,595  $5,428,865  $4,089,482
                                    ========================            ============            ====================================

(1) Covered loans and other real estate owned represent purchased assets on which losses are shared with the FDIC per a
     Loss-Sharing Agreement.  Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.


WESTAMERICA BANCORPORATION          Public Information January 21, 2010
FINANCIAL HIGHLIGHTS
December 31, 2009

12.Income Statements.


                                    (unaudited, dollars in thousands, except per-share amounts)
                                                              Q4'09 /                 Q4'09 /                           12/31'09YTD
                                       Q4'09       Q4'08       Q4'08       Q3'09       Q3'09    12/31'09YTD 12/31'08YTD 12/31'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income:
 2   Loans                              $46,653     $35,942        29.8%    $48,530        -3.9%   $189,801    $148,659        27.7%
 3   Money Market Assets and
         Funds Sold                           0           1         n/m           1         n/m           3           3         n/m
 4   Investment Securities
         Available For Sale               3,996       3,426        16.6%      4,272        -6.5%     16,547      18,211        -9.1%
 5   Investment Securities
         Held to Maturity                 7,847      10,076       -22.1%      8,393        -6.5%     35,598      41,596       -14.4%
                                    ------------------------            ------------            ------------------------
 6 Total Interest Income                 58,496      49,445        18.3%     61,196        -4.4%    241,949     208,469        16.1%
                                    ------------------------            ------------            ------------------------
 7 Interest Expense:
 8   Transaction Deposits                   238         252        -5.5%        263        -9.3%        999       1,397       -28.5%
 9   Savings Deposits                       803         763         5.3%        915       -12.2%      3,678       4,245       -13.4%
10   Time Deposits                        1,983       2,556       -22.4%      2,095        -5.4%      9,872      15,540       -36.5%
11   Short-Term Borrowed Funds              855         598        43.0%        804         6.3%      3,142       9,958       -68.5%
12   Debt Financing and
         and Notes Payable                  422         423        -0.2%        423        -0.1%      1,689       2,103       -19.7%
                                    ------------------------            ------------            ------------------------
13 Total Interest Expense                 4,301       4,592        -6.3%      4,500        -4.4%     19,380      33,243       -41.7%
                                    ------------------------            ------------            ------------------------
14 Net Interest Income                   54,195      44,853        20.8%     56,696        -4.4%    222,569     175,226        27.0%
                                    ------------------------            ------------            ------------------------
15 Provision for Loan Losses              3,300         900       266.7%      2,800        17.9%     10,500       2,700       288.9%
                                    ------------------------            ------------            ------------------------
16 Noninterest Income:
17   Service Charges on
         Deposit Accounts                 9,376       7,383        27.0%      9,479        -1.1%     36,392      29,762        22.3%
18   Merchant Credit Card                 2,250       2,623       -14.2%      2,163         4.0%      9,068      10,525       -13.8%
19   ATM Fees & Interchange                 901         685        31.5%        965        -6.7%      3,693       2,923        26.3%
20   Debit Card Fees                      1,219         917        32.9%      1,267        -3.8%      4,875       3,769        29.3%
21   Financial Services Commissions         163         141        15.7%        129        26.7%        583         830       -29.8%
22   Mortgage Banking                        14          19       -24.6%         26       -46.5%         82         125       -33.8%
23   Trust Fees                             373         255        46.4%        319        16.8%      1,429       1,227        16.4%
24   Net Loss From Equity Securities          0      (3,269)        n/m           0         n/m           0     (56,955)        n/m
25   FAS 141R Gain                            0           0         n/m           0         n/m      48,844           0         n/m
26   Other                                1,400       1,154        21.3%      1,613       -13.2%      7,045       5,738        22.8%
                                    ------------------------            ------------            ------------------------
27 Total Noninterest Income (Loss)       15,696       9,908        58.4%     15,961        -1.7%    112,011      (2,056)        n/m
                                    ------------------------            ------------            ------------------------
28 Noninterest Expense:
29   Salaries and Related Benefits       15,170      12,823        18.3%     16,402        -7.5%     65,391      51,492        27.0%
30   Occupancy                            3,917       3,405        15.0%      4,008        -2.3%     18,748      13,703        36.8%
31   Equipment                            1,240         976        27.1%      1,789       -30.7%      5,859       3,801        54.2%
32   Outsourced Data Processing           2,260       2,117         6.7%      2,258         0.1%      9,000       8,440         6.6%
33   Amortization of Identifiable
         Intangibles                      1,646         788       108.8%      1,671        -1.5%      6,697       3,221       107.9%
34   Professional Fees                    1,003         920         9.0%        913         9.9%      3,583       2,624        36.5%
35   FDIC Insurance Assessment            1,440         159         n/m       1,442        -0.2%      6,260         518         n/m
36   VISA Litigation                          0           0         n/m           0         n/m           0      (2,338)        n/m
37   Other                                6,160       4,978        23.8%      6,668        -7.6%     25,238      19,300        30.8%
                                    ------------------------            ------------            ------------------------
38 Total Noninterest Expense             32,836      26,166        25.5%     35,151        -6.6%    140,776     100,761        39.7%
                                    ------------------------            ------------            ------------------------
39 Income Before Income Taxes            33,755      27,695        21.9%     34,706        -2.7%    183,304      69,709       163.0%
40 Income Tax Provision                   9,594       6,885        39.4%      9,449         1.5%     57,878       9,874       486.2%
                                    ------------------------            ------------            ------------------------
41 Net Income                            24,161      20,810        16.1%     25,257        -4.3%    125,426      59,835       109.6%
42 Preferred Stock Dividends and
       Discount Accretion                   812           0         n/m       1,466       -44.6%      3,963           0         n/m
                                    ------------------------            ------------            ------------------------
43 Net Income Applicable to
       Common Equity                    $23,349     $20,810        12.2%    $23,791        -1.9%   $121,463     $59,835       103.0%
                                    ========================            ============            ========================

44 Average Common Shares Outstanding     29,205      28,884         1.1%     29,210        -0.0%     29,105      28,892         0.7%
45 Diluted Average Common Shares
       Outstanding                       29,471      29,218         0.9%     29,429         0.1%     29,353      29,273         0.3%

46 Per Common Share Data:
47   Basic Earnings                       $0.80       $0.72        11.1%      $0.81        -1.8%      $4.17       $2.07       101.4%
48   Diluted Earnings                      0.79        0.71        11.3%       0.81        -2.3%       4.14        2.04       102.9%
49   Dividends Paid                        0.35        0.35         0.0%       0.35         0.0%       1.41        1.39         1.4%
